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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 17, 2002
                                                --------------

                          METROPOLITAN FINANCIAL CORP.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

            Ohio                      000-21553               34-1109469
------------------------------     ----------------           ----------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
Incorporation of Organization)       File Number)          Identification No.)

                 22901 Millcreek Blvd. Highland Hills, OH 44122
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (216) 206-6000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



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Item 5. Other Events

On June 17, 2002 the Registrant issued a press release announcing that Kenneth
R. Lehman has been named as a director of the Registrant. A copy of this press release has been attached as exhibit 99.1.


Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits

(c)          Exhibits
             --------

               99.1 The Registrant's June 17, 2002 press release announcing that Kenneth R. Lehman has been named as director of the Registrant.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       METROPOLITAN FINANCIAL CORP.



                                       By:   /s/Kenneth T. Koehler
                                           -------------------------------------
                                           Kenneth T. Koehler,
                                           President & Chief Operating Officer
                                           (on behalf of the Registrant)


                                       By:   /s/Timothy W. Esson
                                           -------------------------------------
                                           Timothy W. Esson,
                                           Vice President-Finance for the Bank
                                           (as Principal Accounting Officer)


                                           Date:  June 24, 2002




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                                  EXHIBIT INDEX


     Exhibit Number                        Exhibit Description
     --------------                        -------------------

         99.1 The Registrant's June 17, 2002 press release announcing that Kenneth R. Lehman has been named as director of the Registrant.